UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 11, 2007
LIZ CLAIBORNE, INC.
                    (Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 354-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
On July 11, 2007, the Company issued a press release announcing its long-term growth plan, including strategic review of certain brands and estimated cost savings, providing updated fiscal year 2007 and initial second quarter 2007 guidance and 2008 financial outlook, and announcing the appointment of Dave McTague as Executive Vice President — Partnered Brands. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 11, 2007.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.
Date: July 11, 2007	By:	/s/ Nicholas Rubino
		Name:	Nicholas Rubino
		Title:	Vice President, General Counsel and Secretary

EXHIBIT LISTING

Exhibit No.	Description
99.1	Press Release dated July 11, 2007.